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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 31, 1996
                        (Date of earliest event reported)

                        ALTERNATIVE LIVING SERVICES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                             1-11999                            39-1771281
(State or other jurisdiction of        (Commission file number)     (I.R.S. Employer Identification No.)
incorporation or organization)
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                        450 N. SUNNYSLOPE ROAD, SUITE 300
                           BROOKFIELD, WISCONSIN 53005
                    (Address of principal executive offices)

                                 (414) 789-9565
              (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets.

On December 31, 1996, Alternative Living Services, Inc. (the "Company" or the
"Registrant") completed $45 million in sale/leaseback financing with a subsidiary of Meditrust, a healthcare real estate investment trust (REIT). The financing involved the sale and leaseback of twelve of the Company's assisted living residences having an aggregate capacity of 479 residents, all of which residences were previously owned by the Company. The sale resulted in a deferred gain of approximately $5.8 million, which will be recognized over the initial twelve year lease terms. After repayment of mortgage indebtedness on the twelve residences, the net proceeds to the Company of approximately $17.6 million (net of lease deposits and closing costs) are available to fund future development and construction and for general corporate purposes.

Pursuant to the sale/leaseback transaction, the Company is leasing these twelve residences from Meditrust pursuant to long-term operating leases. Each of such leases has a term of twelve years with an option to extend the lease for three additional periods of five years each. Rent for the twelve assisted living residences consists of base rent, which the Company expects will equal an annual aggregate of approximately $4.3 million, plus additional rent, the calculation of which is based on the revenue of each respective property. Such additional rent shall be payable commencing during the second year of the lease term.

The foregoing descriptions are qualified in their entirety by reference to the full text of the agreements which are filed herewith and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements of Business Acquired.

                           (1)      Not applicable.

                  (b)      Pro Forma Financial Information.

                           (1)      Alternative Living Services, Inc. Pro Forma
                                    Condensed Consolidated Balance Sheet
                                    (unaudited) at September 30, 1996.

                           (2)      Alternative Living Services, Inc. Pro Forma
                                    Condensed Consolidated Statement of
                                    Operations (unaudited) For the Year Ended
                                    December 31, 1995 and for the Nine Months
                                    Ended September 30, 1996.

                           (3)      Notes to Pro Forma Condensed Consolidated
                                    Financial Statements (unaudited).



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                  It is impracticable to provide the pro forma financial
                  information required by Item 7(b) at this time. Such pro forma financial information will be filed by amendment on Form 8-K/A as soon as practicable, but in any event, not later than March
                  17, 1997.

                  (c)      Exhibits.

                           99.1     Facility Lease dated as of December 30,
                                    1996, between Meditrust Acquisition
                                    Corporation III and ALS Leasing, Inc.
                                    ("Form of Facility Lease")
                           99.2 Schedule of Additional Facility Leases which are substantially similar to the Form of Facility Lease attached as Exhibit 99.1
                           99.3     Guaranty by Alternative Living Services,
                                    Inc. to Meditrust Acquisition Corporation
                                    III
                           99.4 Affiliated Party Subordination Agreement dated December 30, 1996, by and among ALS
                                    Leasing, Inc., the Company, the parties
                                    listed on Schedule A thereto, all other
                                    Affiliates as defined therein and Meditrust
                                    Acquisition Corporation III
                           99.5     Agreement Regarding Related Lease
                                    Transactions dated December 30, 1996, by and among ALS Leasing, Inc., the Company and
                                    Meditrust Acquisition Corporation III
                           99.6 Press release relating to the sale/leaseback transaction.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 14, 1997

                                  ALTERNATIVE LIVING SERVICES, INC.
                                                              (Registrant)

                                  By:  /s/ Thomas E. Komula
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                                       Thomas E. Komula, Senior Vice President,
                                       Treasurer and Chief Financial Officer



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                                  EXHIBIT INDEX

99.1     Form of Facility Lease*
99.2 Schedule of Facility Leases which are substantially in the Form of Lease attached as Exhibit 99.1*
99.3     Guaranty by Alternative Living Services, Inc. to Meditrust Acquisition
         Corporation III
99.4 Affiliated Party Subordination Agreement dated December 30, 1996, by and among ALS Leasing, Inc., the Company, the parties listed on Schedule A thereto, all other Affiliates as defined therein and Meditrust Acquisition Corporation III
99.5 Agreement Regarding Related Lease Transactions dated December 30, 1996, by and among ALS Leasing, Inc., the Company and Meditrust Acquisition
         Corporation III
99.6     Press release relating to the sale/leaseback transaction.



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     *Confidential portions omitted and filed separately with the Commission.